A. M. Castle & Co.

August 2015

NYSE: CAS

Forward Looking Statements

Information provided and statements contained in this release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our facility closures and organizational changes. These statements often include words such as "believe," "expect," "anticipate," "intend," "predict," "plan," "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements, including our ability to effectively manage our operational initiatives including restructuring activities, the impact of volatility of metals and plastics prices, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels and the impact of our substantial level of indebtedness, as well as including those risk factors identified in Item 1A "Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Regulation G & Other Cautionary Notes

This release and the financial statements included in this release include non-GAAP financial measures. The non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation contained in this release and in the attached financial statements, provides meaningful information and therefore we use it to supplement our GAAP reporting and guidance. Management often uses this information to assess and measure the performance of our business. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations and to assist with period-over-period comparisons of such operations. The exclusion of the charges indicated herein from the non-GAAP financial measures presented does not indicate an expectation by the Company that similar charges will not be incurred in subsequent periods.

In addition, the Company believes that the use and presentation of EBITDA, which is defined by the Company as income (loss) before provision for income taxes plus depreciation and amortization, and interest expense, less interest income, is widely used by the investment community for evaluation purposes and provides investors, analysts and other interested parties with additional information in analyzing the Company's operating results. Adjusted non-GAAP net income (loss) and adjusted EBITDA, which are defined as reported net income (loss) and EBITDA adjusted for non-cash items and items which are not considered by management to be indicative of the underlying results, are presented as the Company believes the information is important to provide investors, analysts and other interested parties additional information about the Company's financial performance. Management uses EBITDA, adjusted non-GAAP net income (loss) and adjusted EBITDA to evaluate the performance of the business.

Company Overview

- One of the largest global metals and plastics service center companies based in the U.S. with $980 million annual net sales in 2014
- General & Specialty Products, Value-Added Services, Customized Supply Chain Solutions focused on Long Term Agreements (LTAs) and transactional business
- Servicing global end markets including Industrial, Aerospace and Oil & Gas
- Supplying over 5,000 products to over 25,000 customers on a global basis
- 125 year history in the metal service center industry



Serving Vital Link in Global Metal Supply Chain


Mills
Sub
Sub
Sub
Sub
Sub
Sub
Global
Global
OEMs

Mills

- Limited distribution points and fabrication services
- Minimum order size requirements (bulk quantities)
- Long lead times

Castle Metals

- Many global distribution points
- Robust fabrication services
- Flexibility in order sizes
- Manages lead time differentials, warehousing and other distribution services
- Inventory management

Global OEMs

- Demand delivery of products within short timeframe to multiple global locations
- Need for specialized products and services
- Need for products in smaller quantities and forms

Broad Geographic Footprint Serving Global Markets



BC
AB
SK
MB
ON
QC
NL
NB
NS
PE
WA
MT
ND
MN
WI
MI
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
PA
OH
IN
IL
IA
SD
NE
WY
ID
OR
NV
UT
CO
KS
MO
KY
WV
VA
NC
SC
TN
GA
AL
MS
AR
LA
OK
TX
NM
AZ
CA
FL
Gulf of California
METALS BRANCH -16
Consolidating branches -7
Janesville, WI (1Q-2016)
METALS SALES OFFICE - 5
PLASTICS BRANCH - 18
CORPORATE OFFICE



China
Singapore



United Kingdom
France
Spain

Diversified Product Offering with Focus on Specialty Materials

1H 2015 Product Distribution



Alloy Bar, 19%
Carbon and Alloy Plate, 5%
Aluminum, 18%
Stainless, 10%
Nickel, 8%
SBQ Bar, 4%
Cold Finished Carbon, 4%
Tubing, 7%
Other, 9%
Plastics, 16%

2014 Product Distribution



Alloy Bar, 19%
Carbon and Alloy Plate, 6%
Aluminum, 14%
Stainless, 10%
Nickel, 8%
SBQ Bar, 3%
Cold Finished Carbon, 4%
Tubing, 14%
Other, 8%
Plastics, 14%

Product distribution as a percentage of annual Net Sales

Global Presence In Key End Markets

Markets Served *(1H15 Net Sales)*

Industrials	36%
Aerospace	29%
Oil & Gas	19%
Plastics	16%









Industrials
- Primarily focused on heavy equipment & infrastructure
- Funding for capital spending expected to continue
- Long-term relationships with leading global OEMs and local machine shops

Aerospace
- Specialty products and supply chain solutions to the Commercial Aerospace and Defense industries
- Multiple LTAs across major platforms
- Multi-year backlogs at major commercial aircraft manufacturers

Oil & Gas
- Positioned to succeed with growing global presence, including Shanghai, Singapore and U.S. Gulf region
- Provide products to support drilling and completion activities, including vertical drilling and fracking

Plastics
- Supply thousands of diverse plastics and related products across the US market
- Key industries served include Aerospace & Defense, Construction & Maintenance, Life Sciences, Marine, Transportation and many more

Serving a Broad Range of Diverse Customers

AIRBUS

SPX

GENERAL DYNAMICS
Electric Boat

Johnson Controls

HALLIBURTON

DOVER

JOHN DEERE

BOEING

CAT

GE Energy

JOY MINING MACHINERY
A Joy Global Inc. Company

BALDOR

LOCKHEED MARTIN

Gulfstream
A GENERAL DYNAMICS COMPANY

Cessna

United Technologies

FASTENAL

EMERSON

Supplier Partners

Stable supplier base values A. M. Castle as a key customer and provides access to specialty metals and plastics

Product Category	Representative Supplier Listing
✓ Aluminum	❖ Kaiser Aluminum and Constellium
✓ Alloy	❖ Timken, Tenaris, Vallourec and Nucor
✓ Nickel & Stainless	❖ ATI, Special Metals and North American Stainless
✓ Carbon	❖ ArcelorMittal, SSAB and Nucor
✓ Titanium	❖ RTI, Timet
✓ Plastics	❖ Cyro Industries/Evonik, SABIC Innovative Plastics and Quadrant Engineered Plastics/Mitsubishi

Sales Trends *($ in millions)*



Annual Net Sales
$1,600
$1,200
$800
$400
$0
$1,053
$980
$422
2013
2014
1H 2015



Quarterly Net Sales
$400
$300
$200
$100
$0
$254
$233
$253
$250
$245
$232
$222
$200
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15

- Net sales trends in 1H15 negatively impacted primarily in the oil and gas market and due to commodity price decreases in the industrial end market.
- New management structure positions Company well to gain market through LTAs and transactional business.

Focused on Improving Cash Flows *($ in millions)*



Adjusted EBITDA*
$80
$60
$40
$20
$0
$-20
$-40
$26
$(18)
$(11)
2013
2014
1H 2015



Cash Flow*
$20
$10
$0
$-10
$-20
$-30
$-40
$7
$5
$(5)
$(32)
$(17)
$(34)
$(5)
$(14)
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15

- **Minimal capital expenditures required – typically 1% of revenue**

* Contains non-GAAP information – see "Non-GAAP Reconciliation" in Appendix for a detailed reconciliation

* 2Q 2015 Cash Flow Includes $12.5 of restructuring costs

Profitability & Liquidity Improvement – 2015 Restructuring Plan

Plan Summary	
Outcome	• 2015 Restructuring Plan (the "Plan") expected to result in annualized savings of $40 million from 1Q15 revenue run-rate • Plan actions will occur largely over Q3 and Q4 of 2015 and are expected to be completed by 1Q16. • Effective execution of Plan positions the Company well for a refinancing of its current 12.75% $210 million debt later in 2015 or early 2016
Key Actions	• Reorganize the Company's organizational structure to get closer to our customers and promote local accountability over financial results (including working capital management) • Consolidation of 7 facility locations where there is overlap in geography with no plans to exit geographies, current end-markets or products lines • Reduction in the Company's workforce by approximately 20% • Focus on improving working capital by reducing inventory levels and lowering DSO
One-Time Cash Costs	• Total cash costs of approximately $17 to $22 million (including $5.5 million that may be paid over 20 years) • Cash costs to be offset by proceeds from the plant consolidations (including nominal machinery and equipment) of $23 million
Key Accomplishments	• New CEO re-organized the senior leadership team – 5 position into 3 • Headcount reductions already started; headcount down 9% as of June 30, 2015 and will decrease further as plant consolidations are executed • Plant consolidations are on-track • Lafayette to Houston; Franklin Park to Cleveland; Lease signed for a new facility in Janesville, WI • New branch management in process of being implemented

Financial and Operating Targets








NYSE
A. M. Castle & Co.
CAS
NYSE

Lower Operating Expenses

Lower operating expense ratio* by end of 2015

*operating expenses as a percentage of net sales

Higher Operating Profits

High single digit operating profit in normal market conditions

Lower Inventory

Targeted decrease during 2015 to get more 'normalized 'levels

Fortify Balance Sheet

Reduce debt and cost of capital to create further financial flexibility through refinancing

Commitment to increasing shareholder value

Annual Financial Business Trends

($ in millions, except per share)



Net Sales
$1,600
$1,200
$800
$400
$0
$1,053
$980
$422
2013
2014
1H 2015



Adjusted EBITDA*
$80
$60
$40
$20
$0
$-20
$-40
$26
$(18)
$(11)
2013
2014
1H 2015



Adjusted Operating (Loss) Income*
$0
$-10
$-20
$-30
$-40
$-50
$-60
$(7)
$(46)
$(27)
2013
2014
1H 2015



Adjusted Non-GAAP Diluted (Loss) Income per Share*
$0.00
$-0.50
$-1.00
$-1.50
$-2.00
$-2.50
$-3.00
$-3.50
$-4.00
$-4.50
$(1.21)
$(3.70)
$(1.92)
2013
2014
1H 2015

* Contains non-GAAP information – see "Non-GAAP Reconciliation" in Appendix for a detailed reconciliation

Quarterly Financial Business Trends

($ in millions, except per share)



Net Sales
$400
$300
$200
$100
$0
$254
$233
$253
$250
$245
$232
$222
$200
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15



Adjusted EBITDA*
$30
$10
$-10
$-30
$5
$—
$1
$(6)
$1
$(14)
$(6)
$(5)
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15



Adjusted Operating (Loss) Income*
$5
$0
$-5
$-10
$-15
$-20
$-25
$(2)
$(8)
$(7)
$(15)
$(5)
$(19)
$(11)
$(16)
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15



Adjusted Non-GAAP Diluted (Loss) Income per Share*
$0.00
$-0.50
$-1.00
$-1.50
$-2.00
$(0.30)
$(0.58)
$(0.67)
$(0.84)
$(0.55)
$(1.64)
$(0.93)
$(0.99)
3Q'13
4Q'13
1Q'14
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15

* Contains non-GAAP information – see "Non-GAAP Reconciliation" in Appendix for a detailed reconciliation

Appendix
Financial Information

Key Balance Sheet Items *($ in 000s)*

	June 30, 2015		December 31, 2014	
Cash and Cash Equivalents	$	11,496	$	8,454
Accounts Receivable		115,260		131,003
Replacement Inventory		330,712		366,711
LIFO Reserve		(127,569)		(129,779)
Inventory, net of LIFO reserves		203,143		236,932
Other Current Assets		15,013		13,029
Total Current Assets		344,912		389,418
Accounts Payable		(61,339)		(68,782)
Other Current Liabilities		(42,097)		(28,735)
Working Capital	$	241,476	$	291,901
Stockholders' Equity	$	68,838	$	150,320
Total Debt		326,683		310,114
Total Capital (total debt plus stockholders' equity)	$	395,521	$	460,434


Inventory - DSI
Days
225
200
175
150
125
100
75
50
25
0
180
174
204
2013
2014
1H 2015


Receivables - DSO
Days
60
50
40
30
20
10
0
51
52
53
2013
2014
1H 2015

Financial Position *($ in millions)*



Debt-to-Capital
100%
80%
60%
40%
20%
0%
38.7%
44.3%
65.5%
67.4%
79.7%
82.6%
2013
2014
1H 2015
Net Debt-to-Total Capital
Total Debt-to-Total Capital

	Dec '13	Dec '14	Jun '15
Total Debt	$ 246.0	$ 310.1	$ 326.7
Less: Cash Balances	30.8	8.4	11.5
Net Debt	$ 215.2	$ 301.7	$ 315.2
Stockholders' Equity	309.9	150.3	68.8
Total Capital (total debt plus stockholders' equity)	$ 555.9	$ 460.4	$ 395.5

Liquidity and Balance Sheet

SELECTED CONSOLIDATED RESULTS *($ in Millions)* *Unaudited*		As of Jun 30, 2015		Dec 31, 2014
Cash (Used in) From Operations	$	(15.1)	$	(75.1)
Cash Paid for CapEx	$	3.3	$	12.4
Avg Days Sales in Inventory		204		174
Avg Receivables Days Outstanding		53		52

SELECTED CONSOLIDATED RESULTS *($ in Millions)* *Unaudited*		As of Jun 30, 2015		Dec 31, 2014
Total Debt (net of unamortized discounts) [1]	$	326.7	$	310.1
Cash and Cash Equivalents		11.5		8.4
Total Debt less Cash and Cash Equivalents ("Net Debt")	$	315.2	$	301.7
Stockholders' Equity		68.8		150.3
Total Debt plus Stockholders' Equity ("Total Capital")	$	395.5	$	460.4
Net Debt-to-Total Capital		79.7%		65.5%

[1] There were $73.5 million of cash borrowings under the revolving credit facility as of June 30, 2015 and $59.2 million cash borrowings as of December 31, 2014.

Non-GAAP Reconciliation

Reconciliation of EBITDA and Adjusted EBITDA to Net (Loss) Income *(Unaudited – $ in millions)*

	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14	4Q'14	1Q'15	2Q'15
Net (Loss) Income	$ (6.9)	$ (12.7)	$ (16.0)	$ (72.3)	$ (7.3)	$ (39.1)	$ (20.7)	$ (58.9)
Depreciation and Amortization Expense	6.4	6.6	6.5	6.5	6.4	6.6	6.4	6.3
Interest Expense, Net	10.2	10.1	10.0	9.9	10.1	10.6	10.5	10.4
Interest Expense, Unrealized Loss on Debt Conversion Option	—	—	—	—	—	—	—	—
Loss on Extinguishment of Debt	—	2.6	—	—	—	—	—	—
Income Taxes	(4.3)	(6.3)	(0.1)	(6.1)	(2.8)	7.6	(0.8)	1.7
EBITDA	$ 5.4	$ 0.3	$ 0.4	$ (62.0)	$ 6.4	$ (14.3)	$ (4.6)	$ (40.5)
Non-GAAP Net (Loss) Income Adjustments[1]	—	0.1	0.5	56.4	(5.5)	0.6	(1.1)	35.5
Adjusted EBITDA	$ 5.4	$ 0.4	$ 0.9	$ (5.6)	$ 0.9	$ (13.7)	$ (5.7)	$ (5.0)

Reconciliation of EBITDA and Adjusted EBITDA to Net Loss *(Unaudited – $ in millions)*

	2013	2014	1H 2015
Net Loss	$ (34.0)	$ (134.7)	$ (79.6)
Depreciation and Amortization Expense	26.2	26.0	12.7
Interest Expense, Net	40.6	40.6	20.9
Interest Expense, Unrealized Loss on Debt Conversion Option	—	—	—
Loss on Extinguishment of Debt	2.6	—	—
Income Taxes	(19.8)	(1.4)	0.9
EBITDA	$ 15.6	$ (69.5)	$ (45.1)
Non-GAAP Net (Loss) Income Adjustments[1]	10.6	52.0	34.5
Adjusted EBITDA	$ 26.2	$ (17.5)	$ (10.6)

[1] Non-GAAP Net (Loss) Income Adjustments relate to restructuring activity in the 2013, 2014, and 2015 periods, impairment of goodwill in the 2Q'14 period, foreign exchange losses on intercompany loans in 2015, unrealized (gains) losses on commodity hedges in all periods, and a gain on sale of property, plant, and equipment in the 2012 through 2015 periods.

Non-GAAP Reconciliation

Reconciliation of Adjusted Non-GAAP Net (Loss) Income to Reported Net (Loss) Income *(Unaudited – $ in millions)*	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14	4Q'14	1Q'15	2Q'15
Net (Loss) Income, as reported	$ (6.9)	$ (12.7)	$ (16.0)	$ (72.3)	$ (7.3)	$ (39.1)	$ (20.7)	$ (58.9)
Restructuring Activity	0.8	0.3	0.7	0.9	(5.1)	0.5	0.8	38.0
Impairment of Goodwill	—	—	—	56.2	—	—	—	—
Unrealized Loss on Debt Conversion Option	—	—	—	—	—	—	3.8	(2.4)
CEO Transition Costs, Net	—	—	—	—	—	—	(5.6)	—
Unrealized (Gains) Losses on Commodity Hedges	(0.8)	(0.2)	(0.2)	(0.7)	(0.4)	0.1	(0.1)	(0.1)
Tax Effect of Adjustments	—	(0.9)	(0.2)	(3.5)	—	—	—	—
Adjusted Non-GAAP Net (Loss) Income	$ (6.9)	$ (13.5)	$ (15.7)	$ (19.4)	$ (12.8)	$ (38.5)	$ (21.8)	$ (23.4)
Adjusted Non-GAAP Basic (Loss) Income Per Share	$ (0.30)	$ (0.58)	$ (0.67)	$ (0.84)	$ (0.55)	$ (1.64)	$ (0.93)	$ (0.99)
Adjusted Non-GAAP Diluted (Loss) Income Per Share	$ (0.30)	$ (0.58)	$ (0.67)	$ (0.84)	$ (0.55)	$ (1.64)	$ (0.93)	$ (0.99)

Reconciliation of Adjusted Non-GAAP Net (Loss) Income to Reported Net Loss *(Unaudited – $ in millions)*	2013	2014	1H 2015
Net Loss, as reported	$ (34.0)	$ (134.7)	$ (79.6)
Restructuring Activity	10.2	(3.0)	38.8
Impairment of Goodwill	—	56.2	—
Unrealized Loss on Debt Conversion Option	—	—	—
CEO Transition Costs, Net	—	—	—
Debt Refinancing Charges and Interest on New Debt	—	—	1.4
Tube Supply Acquisition Costs and Net Income	—	—	(5.6)
Unrealized (Gains) Losses on Commodity Hedges	0.4	(1.2)	(0.2)
Tax Effect of Adjustments	(4.7)	(3.7)	—
Adjusted Non-GAAP Net (Loss) Income	$ (28.1)	$ (86.4)	$ (45.2)
Adjusted Non-GAAP Basic (Loss) Income Per Share	$ (1.21)	$ (3.70)	$ (1.92)
Adjusted Non-GAAP Diluted (Loss) Income Per Share	$ (1.21)	$ (3.70)	$ (1.92)

Non-GAAP Reconciliation

Reconciliation of Adjusted Operating (Loss) Income to Operating (Loss) Income *(Unaudited – $ in millions)*	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14	4Q'14	1Q'15	2Q'15
Operating (Loss) Income	$ (3.1)	$ (7.9)	$ (7.3)	$ (71.9)	$ 0.2	$ (19.9)	$ (5.6)	$ (51.2)
Restructuring Activity in Operating Expenses	0.9	0.3	0.7	0.9	(5.1)	0.5	(5.3)	35.3
Impairment of Goodwill	—	—	—	56.2	—	—	—	—
Adjusted Operating (Loss) Income	$ (2.2)	$ (7.6)	$ (6.6)	$ (14.8)	$ (4.9)	$ (19.4)	$ (10.9)	$ (15.9)

Reconciliation of Adjusted Operating (Loss) Income to Operating (Loss) Income *(Unaudited – $ in millions)*	2013	2014	2015
Operating (Loss) Income	$ (15.7)	$ (98.9)	$ (56.8)
Restructuring Activity in Operating Expenses	9.0	(3.0)	30.0
Impairment of Goodwill	—	56.2	—
Adjusted Operating (Loss) Income	$ (6.7)	$ (45.7)	$ (26.8)

Reconciliation of Cash Flow *(Unaudited – $ in millions)*	3Q'13	4Q'13	1Q'14	2Q'14	3Q'14	4Q'14	1Q'15	2Q'15
Cash (Used In) From Operating Activities	$ 9.6	$ 8.7	$ (2.9)	$ (29.6)	$ (12.3)	$ (30.3)	$ (2.8)	$ (12.3)
Cash Used for Capital Expenditures	(2.2)	(4.0)	(2.0)	(2.3)	(4.4)	(3.7)	(2.1)	(1.2)
Cash Flow	$ 7.4	$ 4.7	$ (4.9)	$ (31.9)	$ (16.7)	$ (34.0)	$ (4.9)	$ (13.5)

Thank You

NYSE: CAS